Annual Report

December 31, 2000


Emerging Growth Fund
International Equity Fund
Value Plus Fund


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The Mark of Excellence


LOGO: Touchstone Family of Funds



                       Capital Appreciation o Total Return


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[Touchstone icon -- inside cover]


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Letter from the President

Dear Fellow Touchstone Shareholder:

We are pleased to provide you with this update of the investment activity and performance of the Touchstone Emerging Growth Fund, Touchstone International Equity Fund and Touchstone Value Plus Fund for the year ended December 31, 2000.

Touchstone Family of Funds eliminated overlapping investment offerings and added two new funds this year, broadening our product base to 20 mutual funds. The expanded product portfolio now includes U.S. and international equity funds, taxable and tax-free bond funds and money market funds. The new fund line-up spans the entire risk spectrum to help meet a wide variety of investment goals.

[Photo: Jill T. McGruder]

The year 2000 equity and bond markets differed greatly from the markets of the nineties. Volatility was high for much of the year. Prices returned to more normalized ranges as the markets reacted to economic, social and business news in the U.S. and abroad. Global growth peaked in the spring. The Federal Reserve Board raised rates three times in 2000, oil prices soared in the second and third quarters and Gross Domestic Product growth slowed significantly in the second half of 2000. Technology stocks, which had tripled in value the prior two years, led the NASDAQ to its worst one-year performance ever. By year-end, indicators of economic activity showed a fairly abrupt slowdown in the U.S. economy. And on January 3, 2001, the Federal Reserve Board cut the fed funds target rate by one-half percent, signaling a definite loosening of the Fed's policy.

It is increasingly important to keep the current market environment in perspective and to consider the long-term composition and performance of your portfolio. Though it may be tempting to try to time the market, time in the market has proven to be key to any long-term investment strategy. Times such as these reinforce the need to maintain a diverse portfolio, invest regularly and remain focused on individual financial goals. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone mutual fund can help you assess your situations and options.

At Touchstone we know the value of diversification and long-term perspective. Because historical trends show that performance of investment sectors and styles run in cycles, our aim has been to offer investors product choices which allow you to diversify among asset classes in order to reduce a portfolio's overall volatility. The benefits of such a strategy were made apparent in 2000, a year which saw many asset classes significantly reverse their course of the past several years.


                           TOUCHSTONE FAMILY OF FUNDS

As the economy shifts into a lower gear, a host of forces that could impact the U.S. expansion loom on the horizon. These include fiscal policy, consumer spending, credit trends, energy prices, currency markets and more. Regardless of what the future holds, our managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any environment. We believe our long-term, disciplined approach to investment management is well suited to help you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in the Touchstone Family of Funds and we look forward to strengthening relationships and serving your financial needs in the years ahead.

Best regards,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Family of Funds

The Touchstone Family of Funds is distributed by Touchstone Securities, Inc.*

* A registered broker-dealer and member of NASD and SIPC.


                           TOUCHSTONE FAMILY OF FUNDS

  EMERGING GROWTH FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

Emerging Growth Fund
As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and adherence to its disciplined investment process drove performance in 2000. The Touchstone Emerging Growth Fund ended 2000 with a one-year return of 25.92% as compared to -3.03% for the Russell 2000 Index, its benchmark. During the first quarter of 2000, Westfield chose to reduce technology holdings as price targets were achieved. Westfield redeployed the money into energy, healthcare and financials.

The year 2000 will be remembered for the bursting of the Internet bubble. The technology industry was hugely over-capitalized during the year and now too many players are competing in every segment of the market, putting pressure on pricing. With the decline in stock prices, some of the valuations are now attractive. Thus, Westfield is spending significant research time in the technology and telecommunications sectors.

Oil and gas shares were solid performers in 2000 and the energy sector should continue to do well in 2001, given solid earnings expectations this year versus last. It has been two decades since the stocks in this sector were market leaders. Investors have been slow to accept the idea that the industry can grow and prosper. Energy industry infrastructure spending has lagged for the last 15 years, and natural gas shortages are likely this winter. Westfield foresees a long period of higher commodity prices and greater exploration and production expenditures. Westfield remains heavily positioned in the group.

Westfield also expects to remain fully invested in financials and healthcare. The niche banks in growing areas are producing solid growth and lower interest rates will drive profitability higher. Government reimbursement to healthcare providers was reduced substantially from 1994 to1998, and that has clearly reversed. Not only do hospitals, clinical labs and nursing homes have lower cost structures than in the past, but now reimbursement is increasing nicely. The defensive nature of the group and positive earnings outlook should drive healthcare stocks higher in the year ahead.

The value-style manager of the Fund, David L. Babson & Company, reported that 2000 was a difficult year for most equity investors. Slowing economic growth, continuing tight monetary policy, and the growing realization among investors that technology stocks are not immune to economic cycles led to a general swoon in equity valuations in 2000. While many companies in economically-sensitive industries saw their stock valuations diminish somewhat in the final quarter, technology stocks as a group got buried under a selling frenzy in October and November with only a slight rebound in December. Internet companies, once the darlings of the "new economy" and of day traders, were particularly decimated in the sell-off.

Small capitalization stocks, as represented by the Russell 2000 Index, provided higher returns compared to large cap stocks, as represented by the S&P 500, for the fifth time in the past seven quarters and for the second full year in a row. Unfortunately, while higher, those returns were negative for the year.

The difference in market psychology from just one year ago is striking. In January of 2000, the speculators and day traders held sway in the equity markets, while by year-end value investors had once again come to the forefront. Visions of unlimited growth spurred by "new economy" companies were replaced by fears of impending recession. A sizable number of the "new economy" companies were no longer in business when 2001 arrived.


                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

Emerging Growth Fund (continued)

Obviously, history need not repeat itself. If business conditions deteriorate at a sufficiently dramatic rate that the nation plunges into a prolonged recession, positive equity market performance will be difficult to achieve. However, the probability of such an event is diminished by concerted Federal Reserve activity, the opportunity for enactment of significant tax cuts as proposed by the Bush administration, and continuing productivity gains being achieved through the ongoing integration of technology in the workplace. The chances for reacceleration of the economy sometime in 2001 appear quite promising.

While small cap stocks have provided better performance than large cap stocks since the end of the first quarter of 1999, the current small cap cycle appears to remain in its early stages. The valuation discount of small cap stocks remains at an extreme level compared to larger cap stocks when viewed over a multi-decade perspective. The combination of cheap relative valuations, Federal Reserve easing, and economic resurgence provide an ideal backdrop for continued superior performance from small cap stocks.The sudden slowdown in the economy prompted the first of what could possibly be a series of rate cuts by the Federal Reserve to stimulate the economy. This should be good news for small cap stocks, which on the whole are more economically sensitive than large cap stocks. A recent study found that in the last 11 periods of Federal Reserve easing going back to 1954, small cap stocks out-performed large cap stocks eight times in the 12-month period following the initial rate cut. The lowest absolute return for small cap stocks was 10.3% and the average return was 34.6% for the year following an initial Fed rate cut. Clearly, at least as history is our guide, the January action of the Federal Reserve should be bullish for small cap stocks.


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
 18.7%


Five Years
Ended
12/31/00
21.0%


Since
Inception
10/3/94
20.9%


Cumulative Total Return

Since Inception
10/3/94
226.7%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                    Touchstone                 Russell
                    Emerging Growth            2000 Index
                    Fund A                     (Major Index)

9/94                9425                       10000
12/94               9681                       9813
3/95                10093                      10265
6/95                10735                      11227
9/95                11733                      12336
12/95               11865                      12603
3/96                12391                      13246
6/96                12947                      13909
9/96                12599                      13956
12/96               13119                      14682
3/97                12585                      13923
6/97                14811                      16180
9/97                17253                      18588
12/97               17343                      17965
3/98                18946                      19772
6/98                18232                      18850
9/98                14714                      15053
12/98               17803                      17508
3/99                17285                      16558
6/99                20485                      19132
9/99                20471                      17923
12/99               25966                      21172
3/00                30620                      22743.4
6/00                31325                      21883.8
9/00                33499                      22124.9
12/00               32696                      20596.5



Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 90.2%
  ADVERTISING - 1.7%
    3,200  Advo*                            $   142,000
    4,000  Penton Media Inc.                    107,500
    2,500  True North Communications Inc.       106,250
-------------------------------------------------------------
                                                355,750
-------------------------------------------------------------
  APPAREL RETAILERS - 0.3%
    4,800  Stein Mart Inc.*                      55,800
-------------------------------------------------------------
  AUTOMOTIVE - 0.1%
    4,100  Exide                                 31,262
-------------------------------------------------------------
  BANKING - 11.7%
      800  Commerce Bancorp NJ                   54,700
   10,900  Cullen/Frost Bankers                 455,756
    4,900  Dime Bancorp                         144,856
   17,500  East West Bancorp Inc.               436,406
    6,200  Golden State Bancorp                 194,912
   11,400  Heller Financial                     349,837
   10,600  IndyMac Bancorp*                     312,700
    1,400  New York Community Banco              51,450
   10,100  Southwest Bancorp of Texas*          433,669
-------------------------------------------------------------
                                              2,434,286
-------------------------------------------------------------
  BUILDING MATERIALS - 1.1%
    8,400  Dal-Tile International*              119,175
    2,500  Martin Marietta Materials            105,750
-------------------------------------------------------------
                                                224,925
-------------------------------------------------------------
  COMMERCIAL SERVICES - 12.5%
    2,900  A.C. Nielson*                        105,125
   11,400  Administaff*                         310,080
   12,000  Career Education*                    469,500
   10,000  DeVry*                               377,500
    4,400  EGL*                                 105,325
    9,000  Forrester Research*                  450,562
   14,000  Sequenom*                            196,000
   15,000  Stericycle*                          571,875
-------------------------------------------------------------
                                              2,585,967
-------------------------------------------------------------
  COMMUNICATIONS - 3.5%
   10,200  Advanced Fibre Communications*       184,237
    3,000  Belden                                76,125
    2,250  Cable Design Technologies*            37,828
    4,500  Commscope*                            74,531
    6,000  Powerwave Technologies*              351,000
-------------------------------------------------------------
                                                723,721
-------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.1%
   11,100  National Data                        406,537
    9,800  Natural MicroSystems*                 96,775
   13,900  Precise Software Solutions*          344,025
   20,000  Silverstream Software Inc.*          412,500
-------------------------------------------------------------
                                              1,259,837
-------------------------------------------------------------
  COMPUTERS & INFORMATION - 0.2%
    4,000  Gerber Scientific                     34,250
-------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.4%
    6,600  Magnetek*                             85,800
-------------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    2,700  Anadigics*                       $    44,213
    2,550  Benchmark Electronics Inc.*           57,534
    1,200  PerkinElmer                          126,000
-------------------------------------------------------------
                                                227,747
-------------------------------------------------------------
  ENERGY - 0.1%
      600  CH Energy Group                       26,850
-------------------------------------------------------------
  FINANCIAL SERVICES - 5.6%
   19,100  Bedford Property Investors REIT      386,775
   13,000  Mack-Cali Realty Corp REIT           371,313
    7,000  Seacor Smit*                         368,375
    1,600  Sl Green Realty Corp. REIT            44,800
-------------------------------------------------------------
                                              1,171,263
-------------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
    3,270  Laboratory Corporation
           of America Holdings*                 575,520
    3,100  Manor Care*                           63,938
-------------------------------------------------------------
                                                639,458
-------------------------------------------------------------
  HEAVY MACHINERY - 2.1%
    3,300  Cuno Incorporated*                    88,481
   18,100  W-H Energy Services*                 356,344
-------------------------------------------------------------
                                                444,825
-------------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.3%
    2,000  Harman International Industries       73,000
    4,600  Herman Miller                        132,250
    4,200  LA-Z-Boy Chair                        66,150
-------------------------------------------------------------
                                                271,400
-------------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.9%
    5,600  Rayovac Corp*                         79,450
    2,800  Snap-on                               78,050
    1,500  Tupperware                            30,656
-------------------------------------------------------------
                                                188,156
-------------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.1%
    2,400  Carlisle Companies                   103,050
    3,500  Roper Industries                     115,719
-------------------------------------------------------------
                                                218,769
-------------------------------------------------------------
  INSURANCE - 1.2%
    4,200  HCC Insurance Holdings               113,138
      400  White Mountains Insurance            127,600
-------------------------------------------------------------
                                                240,738
-------------------------------------------------------------
  LODGING - 0.7%
   10,700  Extended Stay America*               137,495
-------------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.3%
   16,300  Entravision Communications,
           Class A*                             299,513
      400  Hollinger International                6,350
   13,800  Information Holdings*                323,438
   15,800  Insight Communications*              371,300
   31,100  Sinclair Broadcast Group,
           Class A*                             311,973
-------------------------------------------------------------
                                              1,312,574
-------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  EMERGING GROWTH FUND

-------------------------------------------------------------
Schedule of Investments continued


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  MEDICAL SUPPLIES - 6.5%
   15,600  Advanced Neuromodulation
           Systems*                         $   317,850
   20,000  Aradigm*                             292,500
   15,000  Arthocare*                           292,500
      300  Parexel International*                 3,244
    3,500  Respironics*                          99,750
    6,800  Robotic Vision Systems*               18,700
   28,000  Variagenics*                         332,063
-------------------------------------------------------------
                                              1,356,607
-------------------------------------------------------------
  METALS - 0.2%
    2,100  Harsco                                51,844
-------------------------------------------------------------
  OIL & GAS - 12.9%
    5,324  Devon Energy                         324,604
    2,200  Energen                               70,813
    2,500  Equitable Resources                  166,875
   13,800  Hanover Compressor*                  614,963
    7,100  Helmerich & Payne                    311,513
    1,600  Nabors Industries*                    94,640
    9,700  Newpark Resources*                    92,756
    1,500  Nui Corp.                             48,281
   12,000  R&B Falcon*                          275,250
    3,600  Stolt Comex Seaway*                   39,600
   22,400  Superior Energy Services*            257,600
   17,865  Varco International Inc.*            388,564
-------------------------------------------------------------
                                              2,685,459
-------------------------------------------------------------
  PHARMACEUTICALS - 5.3%
   10,000  Albany Molecular Research*           616,250
   10,000  ILEX Oncology*                       263,125
    6,000  Titan Pharmaceuticals*               212,220
-------------------------------------------------------------
                                              1,091,595
-------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  REAL ESTATE - 0.8%
    1,700  Manufactured Home
           Communities, REIT                $    49,300
    4,300  Prentiss Properties Trust, REIT      115,831
-------------------------------------------------------------
                                                165,131
-------------------------------------------------------------
  RESTAURANTS - 0.4%
    2,700  CEC Entertainment*                    92,138
-------------------------------------------------------------
  RETAILERS - 2.1%
   11,000  99 Cents Only Stores*                301,125
    3,600  BJ's Wholesale Club*                 138,150
-------------------------------------------------------------
                                                439,275
-------------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 0.4%
    3,038  Albany International*                 40,823
    5,200  Unifi*                                46,475
-------------------------------------------------------------
                                                 87,298
-------------------------------------------------------------
  TRANSPORTATION - 0.5%
    1,800  Newport News Shipbuilding             93,600
-------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $13,742,716)                          $18,733,820
-------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -  90.2%
(COST $13,742,716) (A)                      $18,733,820
CASH AND OTHER ASSETS
NET OF LIABILITIES -  9.8%                    2,035,428
-------------------------------------------------------------
NET ASSETS - 100.0%                         $20,769,248
-------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $13,836,064, resulting in gross appreciation and depreciation of $5,621,952 and $724,196, respectively, and net unrealized appreciation of $4,897,756.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

International Equity Fund

The Touchstone International Equity Fund returned -19.16% in 2000, compared to a return of -13.96 % for its benchmark, the MSCI EAFE Index. According to the Fund's manager, Credit Suisse Asset Management (CSAM), the Fund underperformed EAFE due to its positioning in the United Kingdom (U.K.), Japan and emerging markets.

     o The U.K. The key to poor relative performance in the U.K. was stock selection, primarily in the telecommunications sector. Many global telecommunications names were battered in 2000; in major European markets like the U.K., this was due largely to concerns about the high prices companies paid for new licenses to provide so-called "third generation" wireless transmission service. CSAM favored some of the biggest British wireline and wireless names for their solid long-term prospects.

          Another negative contributor to U.K. results was CSAM's underweight (i.e., compared to the EAFE) exposure in the third quarter, a period in which the U.K. significantly outperformed EAFE.

          CSAM raised the Fund's U.K. allocation to an overweight in the fourth quarter, a move that it expects will benefit performance in 2001.

     o Japan. Most of the year's underperformance in Japan came in the first quarter. During this time, the portfolio's largest Japanese positions were in prominent technology and telecom-related companies that experienced corrections sufficiently severe to drag down performance for the quarter and entire year.

          CSAM gradually reduced the Fund's Japanese exposure throughout the year to its current underweight relative to EAFE.

     o Emerging markets. Although exposure to emerging markets was small relative to the total size of the portfolio, it hurt overall performance in the third quarter mainly because the countries in which CSAM held positions endured harsh sell-offs and were not included in EAFE. This particularly applied to South Korea, Taiwan and China.

          CSAM chose to exit emerging markets altogether during the fourth quarter and expects to maintain this stance for the foreseeable future.

To some extent, stock selection in Europe helped to offset the negative factors described above. Most notable in this regard were CSAM's allocations to Germany and Italy. German holdings included leading names in financial services, utilities and technology that significantly outperformed the German market as a whole. In Italy, CSAM fared especially well with a couple of financial services stocks that benefited from industry consolidation, rising mutual fund sales and a tax cut.

Looking ahead, CSAM sees an absence of catalysts to push non-U.S. equity prices higher in the near term. Such skittishness stems from the sense that the full impact of the flurry of interest rate hikes in the U.S. and Europe in late 1999 and early 2000 has not yet been felt, together with a feeling that the fallout from the bursting of the bubble in global technology spending will be severe. In other words, the pace of macroeconomic activity is likely to slow down more than markets currently expect. This, in turn, suggests that equity prices may have further to fall.

The best word for CSAM's outlook, therefore, is "cautious." To be sure, there are potential bright spots out there (notably in the U.K. and Continental Europe, in which CSAM currently is overweight), but the big picture does not appear sufficiently tempting to warrant a more bullish perspective. CSAM thus does not expect the world's stock markets to achieve returns in 2001 that will approach the extraordinary levels they reached in most of the last few years.


                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

International Equity Fund (continued)


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
 (23.8%)


Five Years
Ended
12/31/00
10.5%


Since
Inception
10/3/94
7.6%


Cumulative Total Return

Since Inception
10/3/94
57.9%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                          Touchstone
                          International                   MSCI
                          Equity Fund A                   EAFE Index

9/94                      9425                            10000
12/94                     8596                            9897.97
3/95                      8256                            10082.4
6/95                      8615                            10155.6
9/95                      9001                            10579
12/95                     9050                            11007.3
3/96                      9598                            11325.5
6/96                      9806                            11504.6
9/96                      9731                            11490.2
12/96                     10101                           11673.1
3/97                      10253                           11490.3
6/97                      11479                           12981.5
9/97                      12011                           12890.1
12/97                     11674                           11880.9
3/98                      13638                           13628.5
6/98                      14375                           13773.2
9/98                      12411                           11815.5
12/98                     14002                           14256.6
3/99                      13763                           14455
6/99                      14241                           14822.3
9/99                      15088                           15472.8
12/99                     19532                           18101
3/00                      19118                           18081.9
6/00                      18456                           17365.7
9/00                      16576                           15965
12/00                     15789                           15536.6


Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.5%
  AUSTRALIA - 2.7%
    5,300  Broken Hill Proprietary          $    55,950
   31,700  Cable & Wireless Optus*               65,672
    7,500  Lend Lease                            69,919
    5,100  National Australia Bank               81,826
    8,586  News Corporation Limited (The)        66,942
----------------------------------------------------------------
                                                340,309
----------------------------------------------------------------
  FINLAND - 3.0%
    6,302  Nokia Oyj                            280,636
    3,066  UPM-Kymmene                          105,058
----------------------------------------------------------------
                                                385,694
----------------------------------------------------------------
  FRANCE - 11.7%
    2,693  Accor                                113,611
    2,614  Alcatel                              148,263
    1,476  Aventis                                5,286
    1,158  AXA                                  167,186
    1,098  Banque Nationale de Paris             96,247
        3  Cap Gemini SA                            483
    1,031  Groupe Danone                        155,230
    1,611  Publicis                              54,356
    1,254  STMicroelectronics                    54,667
    1,080  Suez Lyonnaise Des Eaux-Dumex        196,931
    1,499  Total Fina, B                        222,601
    3,991  Vivendi Universal*                   262,284
----------------------------------------------------------------
                                              1,477,145
----------------------------------------------------------------
  GERMANY - 11.3%
    2,312  Bayerische Vereinsbank               129,616
    2,551  Deutsche Bank                        212,371
    2,395  Dresdner Bank                        104,295
    5,604  Kamps                                 59,367
    1,058  Muenchener Rueckversicherungs-
           Gasellschaft                         376,913
    3,094  Preussag                             111,964
    1,282  Siemens                              167,361
    4,329  Veba                                 262,987
----------------------------------------------------------------
                                              1,424,874
----------------------------------------------------------------
  GREAT BRITAIN - 26.6%
   27,251  BP Amoco                             220,041
   23,282  British Telecommunications           199,134
   12,169  CGU                                  196,884
   23,296  Glaxo Smithkline Plc                 658,372
    2,000  HSBC Holdings                         29,618
   30,172  Legal & General Group                 83,239
   20,355  Lloyds TSB Group                     215,493
    4,459  Logica                               116,682
   18,425  Marconi                              198,091
   23,660  Reed International                   247,652
    8,310  Reuters Group                        140,786
   49,318  Shell Transport & Trading            404,861
  141,528  Vodafone Group                       519,544
    9,911  WPP Group                            129,230
----------------------------------------------------------------
                                              3,359,627
----------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HONG KONG - 1.8%
    3,000  Cheung Kong Holdings             $    38,369
    2,900  Hang Seng Bank                        39,042
    8,600  Honda Motor                           20,895
    3,000  Hutchison Whampoa                     37,407
    7,500  Johnson Electric Holdings             11,540
    4,000  Sun Hung Kai Properties               39,875
       21  Sunevision Holdings*                       8
    3,500  Swire Pacific, Class A                25,243
    2,000  Television Broadcasts                 10,514
----------------------------------------------------------------
                                                222,893
----------------------------------------------------------------
  ITALY - 5.3%
    7,832  Assicurazione Generali               310,661
   13,439  Concessioni e Costruzioni
           Autostrade                            89,113
   10,667  Istituto Bancario San Paolo
           di Torino                            175,125
   35,278  Tecnost*                              96,673
----------------------------------------------------------------
                                                671,572
----------------------------------------------------------------
  JAPAN - 14.3%
    2,000  Ajinomoto                             25,968
    3,000  Bank of Tokyo                         29,824
    1,000  Canon                                 34,974
    2,000  Chugai Pharmaceutical                 33,226
    2,000  Dai Nippon Printing                   29,746
    1,000  Daikin Industries                     19,236
    2,000  Daiwa Securities                      20,862
        7  DDI                                   33,724
    2,000  Denso                                 43,193
      300  Fanuc                                 20,381
    1,500  Fuji Photo Film                       62,691
      200  Fuji Soft ABC                         12,888
    1,000  Fujitsu                               14,724
    1,300  Hitachi Credit                        24,722
    3,000  Kaneka                                28,355
    1,000  Kao                                   29,029
    2,000  Kirin Brewery                         17,889
    9,000  Kubota                                27,385
      400  Kyocera                               43,613
    1,000  Marui                                 15,083
      200  Matsushita Communication
           Industrial                            25,094
    2,000  Matsushita Electric                   47,740
    3,000  Mitsubishi                            22,086
    5,400  Mitsui Chemicals                      26,110
        7  Mizuho Holdings                       43,333
      400  Murata Manufacturing                  46,865
    1,000  NEC                                   18,274
    2,000  Nikko Securities Co. (The)            15,476
      100  Nintendo                              15,957
    2,000  Nippon Meat Packers                   27,210
    4,000  Nippon Mitsubishi Oil                 19,236
        7  Nippon Telegraph & Telephone          50,372
    3,000  Nissan Motor                          17,260

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Schedule of Investments continued
--------------------------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
      900  Nissin Food Products             $    21,955
    1,000  Nomura Securities                     17,968
        3  NTT Data                              19,935
        4  NTT Mobile Communication
           Network                               68,899
    1,000  Olympus Optical                       17,269
    1,000  Omron                                 20,766
      400  Orix                                  40,080
      200  Rohm Company                          37,947
    5,000  Sakura Bank                           30,165
      500  Secom                                 32,570
    1,000  Shin-Etsu Chemical                    38,472
      200  SMC                                   25,706
      400  Sony                                  27,630
    4,000  Sumitomo Bank                         41,025
    7,000  Sumitomo Chemical                     34,703
    2,000  Sumitomo Electric Industries          32,771
    4,000  Sumitomo Trust & Banking              27,175
    1,000  Takara Shuzo Company Ltd.             17,452
    1,000  Takeda Chemical Industries            59,106
    1,000  Terumo                                21,859
    1,000  Tokyo Broadcasting System             29,553
      500  Tokyo Electric Power                  12,394
    4,000  Toshiba                               26,720
    2,428  Toyota Motor                          77,487
      500  WORLD                                 18,842
    1,000  Yamanouchi Pharmaceutical             43,193
    1,000  Yamato Transport                      18,361
----------------------------------------------------------------
                                              1,802,529
----------------------------------------------------------------
  NETHERLANDS - 8.6%
    3,411  Akzo Nobel                           182,915
    3,118  Fortis                               101,140
      998  Gucci Group                           86,545
    2,745  Ing Groep                            218,948
    8,667  Koninklijke KPN                       99,616
    7,453  Philips Electronics                  272,640
    1,599  Verenigde Nederlandse                 78,476
    5,940  World Online International*           43,715
----------------------------------------------------------------
                                              1,083,995
----------------------------------------------------------------
  SINGAPORE - 1.0%
    1,400  Chartered Semiconductor *              3,828
    2,000  DBS Group Holdings                    22,613
       69  Flextronics International*             1,965
    1,000  Overseas Chinese Banking               7,442
    6,100  Sembcorp Industries Ltd.               5,982
    2,000  Singapore Airlines Ltd.               19,844
    1,000  Singapore Press Holdings              14,768
    5,000  Singapore Tech Engineering             8,047
    9,300  Singapore Telecommunications          14,432
    8,100  Straits Steamship Land                12,850
    1,599  United Overseas Bank                  11,991
----------------------------------------------------------------
                                                123,762
----------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  SPAIN - 2.2%
   14,700  Banco Santander
           Central Hispano                  $   157,106
    7,417  Telefonica*                          122,381
----------------------------------------------------------------
                                                279,487
----------------------------------------------------------------
  SWEDEN - 1.8%
    9,549  Ericsson LM-B                        108,626
    7,190  Skandia Forsakrings                  116,790
----------------------------------------------------------------
                                                225,416
----------------------------------------------------------------
  SWITZERLAND - 6.2%
    1,002  ABB                                  106,638
       49  Nestle                               114,108
      101  Novartis                             178,268
       15  Roche Holding                        152,569
    1,457  Union Bank Of Switzerland            237,418
----------------------------------------------------------------
                                                789,001
----------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,731,546)                          $12,186,304
----------------------------------------------------------------
PREFERRED STOCKS - 0.7%
  GERMANY -  0.7%
      614  SAP, Preferred                        86,229
----------------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $100,290)                             $    86,229
----------------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale
           de Paris, Warrants*                    2,658
----------------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     2,658
----------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $12,831,836) (A)                      $12,275,191
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      358,213
----------------------------------------------------------------
NET ASSETS - 100.0%                         $12,633,404
----------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,956,897 resulting in gross unrealized appreciation and depreciation of $762,984 and $1,444,690, respectively, and net unrealized depreciation of $681,706.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Schedule of Investments continued
--------------------------------------------------------------------------------

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2000 was as follows:

  Industry                                    Percentage
   Sector                                     Net Assets

Banking                                              14.6%
Pharmaceuticals                                       8.9%
Telephone Systems                                     8.0%
Communications                                        7.4%
Oil & Gas                                             6.9%
Insurance                                             6.8%
Commercial Services                                   6.6%
Media - Broadcasting & Publishing                     4.7%
Multiple Utilities                                    4.5%
Electronics                                           4.3%
Financial Services                                    4.1%
Beverages, Food & Tobacco                             3.5%
Electrical Equipment                                  2.7%
Chemicals                                             2.7%
Transportation                                        1.7%
Advertising                                           1.5%
Computer Software & Processing                        1.4%
Automotive                                            1.3%
Lodging                                               0.9%
Forest Products & Paper                               0.8%
Entertainment & Leisure                               0.8%
Textiles, Clothing & Fabrics                          0.8%
Heavy Machinery                                       0.7%
Mining                                                0.4%
Real Estate                                           0.4%
Industrial - Diversified                              0.2%
Medical Supplies                                      0.2%
Airlines                                              0.2%
Retailers                                             0.1%
Electric Utilities                                    0.1%
Other assets in excess of liabilities                 2.8%
----------------------------------------------------------
                                                    100.00%
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------
Value Plus Fund

The year 2000 reminded investors what volatility truly means. In March, the markets reached record highs and seemed to make everyone rich - then the bubble burst. The technology locomotive finally derailed with a vengeance. The technology-heavy NASDAQ Composite fell 39.2% for the year, 51% off its March high. Although the market struggled through late summer to regain some of its earlier losses, the fourth quarter once again found stock prices falling. The more diversified S&P 500 Index fell 9.1% for the full year. In another turn of events, value managers, such as Fort Washington Investment Advisors, outperformed growth managers by a very wide margin. In fact, the S&P Barra Value Index outperformed the S&P Barra Growth Index by the largest margin in 25 years -- 6.1% vs. -22.1%. The Touchstone Value Plus Fund's one year return of 1.91% was higher than the -9.1% return of the S&P 500 Index, but was lower than the S&P Barra Value Index, its other benchmark index. Negative returns for equities should be viewed in the context of the superior gains of recent years. For example, the S&P 500 Index returned in excess of 20% in each of the last five years and the NASDAQ Composite surged 86% in 1999. Discussing a long-term perspective is little consolation to investors who just recently committed to the stock market, but the poor returns in 2000 have significantly improved valuations and risk-return prospects for 2001.

As we enter a new year, investor focus has turned to the deteriorating U.S. economy and the implications this may present to the financial markets. The profit picture for corporate America has deteriorated mainly because the U.S. economy has slowed so dramatically. The looming risk is that business capital spending could come to a halt, which could lead to a scenario in which profits could fall precipitously. Couple this with weakening consumer confidence and the result is an environment that prompted the Federal Reserve to cut interest rates by 50 basis points in an off-cycle move. The question remains, was the Federal Reserve's action early enough to avert a hard landing or recession? We believe that the jury is still out on this issue. As a result, 2001 has started out with the dizzying volatility that investors have become accustomed to over the last several years.


                           TOUCHSTONE FAMILY OF FUNDS

Management Discussion and Analysis
--------------------------------------------------------------------------------
Value Plus Fund (continued)


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
(4.0%)


Since
Inception
5/1/98
5.6%


Cumulative Total Return

Since Inception
5/1/98
15.7%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


            Touchstone         S&P                  S&P Barra
            Value Plus         500 Index            Value Index
            Fund A             (Major Index)        (Minor Index)

5/98        9525               10000                10000
6/98        9303               10405.9              10075.9
9/98        8134               9372.69              8774.65
12/98       9829               11367.4              10304.5
3/99        10208              11933.5              10598
6/99        11001              12774.5              11742.6
9/99        10046              11977.6              10659.2
12/99       11354              13758.9              11615.5
3/00        11156              14074                11642.6
6/00        11030              13700.3              11142.5
9/00        10954              13567.5              12124.7
12/00       11570              12506.8              12322.5


Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 93.5%
  ADVERTISING - 2.5%
   31,000  Interpublic Group
           of Companies (The)               $ 1,319,437
---------------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   22,500  Honeywell International            1,064,531
---------------------------------------------------------------
  AUTOMOTIVE - 1.8%
   21,700  Magna International, Class A         910,044
---------------------------------------------------------------
  BANKING - 9.1%
   26,700  Bank of America                    1,224,862
   41,900  Charter One Financial              1,209,862
   27,966  Citigroup                          1,428,014
   35,100  North Fork Bancorporation            862,144
---------------------------------------------------------------
                                              4,724,882
---------------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 5.1%
   24,700  McCormick & Company                  890,744
   16,100  Pepsico                              797,956
   36,900  Ralston-Ralston Purina Group         964,012
---------------------------------------------------------------
                                              2,652,712
---------------------------------------------------------------
  BUILDING MATERIALS - 2.8%
   56,800  Masco                              1,459,050
---------------------------------------------------------------
  CHEMICALS - 1.3%
   13,500  Du Pont (E.I.) De Nemours            652,219
---------------------------------------------------------------
  COMMUNICATIONS - 0.3%
    4,100  Nortel Networks                      131,456
---------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.6%
   48,500  Ceridian*                            966,969
   24,000  Computer Associates
           International                        468,000
    8,300  First Data                           437,306
---------------------------------------------------------------
                                              1,872,275
---------------------------------------------------------------
  COMPUTERS & INFORMATION - 7.4%
   34,800  Gateway*                             626,052
   12,600  Hewlett-Packard                      397,687
   13,400  International Business Machines    1,139,000
   37,450  Lexmark International
           Group, Class A*                    1,659,503
---------------------------------------------------------------
                                              3,822,242
---------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.1%
    2,440  Agilent Technologies*                133,590
   12,100  Emerson Electric                     953,631
---------------------------------------------------------------
                                              1,087,221
---------------------------------------------------------------
  ELECTRONICS - 3.8%
    7,000  Applied Materials*                   267,312
   24,900  Intel                                762,562
   49,600  LSI Logic*                           847,664
    3,000  Micron Technology*                   106,500
---------------------------------------------------------------
                                              1,984,038
---------------------------------------------------------------
  ENERGY - 4.2%
   11,300  Cinergy                              396,912
   37,700  CMS Energy                         1,194,619
    8,800  Dominion Resources                   589,600
---------------------------------------------------------------
                                              2,181,131
---------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  FINANCIAL SERVICES - 7.5%
   17,200  Federal National
           Mortgage Association             $ 1,492,100
    3,300  Morgan Stanley Dean Witter           261,525
   31,000  USA Education                      2,108,000
---------------------------------------------------------------
                                              3,861,625
---------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.9%
   31,500  Mead                                 988,313
---------------------------------------------------------------
  HEALTH CARE PROVIDERS - 0.2%
    6,200  Manor Care*                          127,875
---------------------------------------------------------------
  HEAVY MACHINERY - 2.0%
   25,300  Ingersoll-Rand                     1,059,438
---------------------------------------------------------------
  HOUSEHOLD PRODUCTS - 4.0%
   29,700  Kimberly-Clark                     2,099,493
---------------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.5%
   23,000  Tyco International                 1,276,500
---------------------------------------------------------------
  INSURANCE - 1.7%
   12,800  MGIC Investment                      863,200
---------------------------------------------------------------
  MEDICAL SUPPLIES - 2.6%
   15,500  Baxter International               1,368,844
---------------------------------------------------------------
  OIL & GAS - 8.2%
   40,800  Conoco, Class A                    1,167,900
   12,400  Exxon Mobil                        1,078,025
    8,300  Schlumberger                         663,481
   26,500  Tosco                                899,344
    9,900  Transocean Sedco Forex               455,400
---------------------------------------------------------------
                                              4,264,150
---------------------------------------------------------------
  PHARMACEUTICALS - 5.4%
   14,200  Abbott Laboratories                  687,813
   12,900  Merck                              1,207,763
   15,500  Schering-Plough                      879,625
---------------------------------------------------------------
                                              2,775,201
---------------------------------------------------------------
  RETAILERS - 1.2%
   17,200  Federated Department Stores*         602,000
---------------------------------------------------------------
  TELEPHONE SYSTEMS - 7.6%
   18,100  Alltel                             1,130,119
   35,000  Broadwing*                           798,438
   19,600  SBC Communications                   935,900
   17,000  Verizon Communications               852,125
   16,500  Worldcom Inc.*                       231,000
---------------------------------------------------------------
                                              3,947,582
---------------------------------------------------------------
  TRANSPORTATION - 0.7%
   12,800  US Freightways                       385,000
---------------------------------------------------------------
  UTILITIES - 1.9%
   31,400  NiSource                             965,550
---------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $46,493,311)                          $48,446,009
---------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

--------------------------------------------------------------------------------
Schedule of Investments continued


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.5%
(COST $46,493,311) (A)                      $48,446,009
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.5%                     3,372,057
---------------------------------------------------------------
NET ASSETS - 100.0%                         $51,818,066
---------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $46,737,866, resulting in gross unrealized appreciation and depreciation of $5,999,968 and $4,291,825, respectively, and net unrealized appreciation of $1,708,143.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                               December 31, 2000

                                                                                         TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                                          EMERGING   INTERNATIONAL     VALUE
                                                                                           GROWTH       EQUITY         PLUS
                                                                                            FUND         FUND          FUND
Assets:
Investments, at value (Note 1)(a)                                                       $18,733,820   $12,275,191  $48,446,009
Cash                                                                                      2,073,196       316,586    3,523,475
Foreign currency (b)                                                                             --         4,593           --
Receivables for:
   Investments sold                                                                              --        33,555           --
   Fund shares sold                                                                         254,046       105,218       21,203
   Dividends                                                                                 13,790         6,316       50,345
   Miscellaneous                                                                              3,564            --        1,002
   Foreign tax reclaims                                                                          --        11,729        4,744
   Interest receivables                                                                      14,009         1,847       25,056
-----------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                                    21,092,425    12,755,035   52,071,834
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for:
   Investments purchased                                                                    233,879        23,949           --
   Fund shares redeemed                                                                       2,944        27,037        1,747
   Distributions payable                                                                         --            --          380
Payable to Investment Advisor (Note 3)                                                       41,679        25,480      192,484
Other accrued expenses                                                                       44,675        45,165       59,157
-----------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                  323,177       121,631      253,768
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (c)                                                                          $20,769,248   $12,633,404  $51,818,066
-----------------------------------------------------------------------------------------------------------------------------------
Computation of Net Asset Value, Redemption Value and Offering Price per Share:
Net assets - Class A                                                                    $15,303,602   $ 7,654,168  $49,807,411
Shares outstanding - Class A                                                                853,285       759,559    4,637,202
Net asset value and redemption price per share - Class A                                $     17.93   $     10.08  $     10.74
Offering price per share - Class A (d)                                                  $     19.02   $     10.69  $     11.40
Net assets - Class C                                                                    $ 5,465,646   $ 4,979,236  $ 2,010,655
Shares outstanding - Class C                                                                323,929       520,365      191,443
Net asset value - Class C                                                               $     16.87   $      9.57  $     10.50
Offering price per share - Class C (d)(e)                                               $     17.08   $      9.69  $     10.63
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                                            $13,742,716   $12,831,836  $46,493,311
(b)  Cost of foreign currency of:                                                       $        --   $   3,585    $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  Redemption price per share varies by length of time shares are held

The accompanying notes are an integral part of the financial statements.



                           TOUCHSTONE FAMILY OF FUNDS
                                       16

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                            For the Year Ended December 31, 2000

                                                                                         TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                                          EMERGING   INTERNATIONAL     VALUE
                                                                                           GROWTH       EQUITY         PLUS
                                                                                            FUND         FUND          FUND
Investment Income
(Note 1):
   Interest income                                                                       $   90,032   $    11,087   $  115,189
   Dividend income (a)                                                                       96,275       161,765      669,153
----------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                                            186,307       172,852      784,342
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees (Note 3)                                                        135,631       133,774      324,524
   Sponsor fees (Note 3)                                                                     33,908        28,162       86,540
   Custody, administration and fund accounting fees                                          83,161       165,690       98,093
   Transfer agent fees                                                                       59,169        55,989       49,396
   Registration fees                                                                         28,578        28,109       33,344
   Professional fees                                                                          7,720         6,251       12,419
   Printing fees                                                                              7,214         5,216        9,163
   Trustee fees                                                                               3,253         2,187        4,960
   Distribution fees - Class A                                                               30,638        21,383      105,303
   Distribution fees - Class C                                                               46,829        56,756       14,437
   Amortization of organization costs                                                            17            --           --
   Miscellaneous                                                                                538         1,223       13,720
----------------------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                     436,656       504,740      751,899
         Sponsor waiver                                                                     (33,908)      (28,163)     (86,540)
         Reimbursement or waiver from Investment Advisor (Note 5)                          (113,774)     (209,033)     (92,399)
----------------------------------------------------------------------------------------------------------------------------------
         Net expenses                                                                       288,974       267,544      572,960
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               (102,667)      (94,692)     211,382
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss): Net realized gain (loss) on:
   Investments                                                                            2,633,105     1,309,938    1,307,439
   Foreign currency transactions                                                                 --       (49,305)          --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          2,633,105     1,260,633    1,307,439
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                            1,456,243    (4,196,331)     (33,193)
   Foreign currency translations                                                                 --         1,622           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1,456,243    (4,194,711)     (33,193)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss):                                                  4,089,348    (2,934,078)   1,274,246
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          $3,986,681   $(3,028,770)  $1,485,628
----------------------------------------------------------------------------------------------------------------------------------
   (a)   Net of foreign tax withholding of:                                                 $    --   $    21,624    $   6,372


The accompanying notes are an integral part of the financial statements.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES AND NET ASSETS
--------------------------------------------------------------------------------

                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE VALUE
                                                       GROWTH FUND              EQUITY FUND               PLUS FUND
                                               ------------------------  -------------------------  ----------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                    YEAR        YEAR         YEAR         YEAR         YEAR        YEAR
                                                    ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    2000        1999         2000         1999         2000        1999
Operations:
   Net investment income (loss)               $   (102,667)$   (104,518) $  (94,692)  $  (47,964)  $  211,382   $  21,281
   Net realized gain (loss)                      2,633,105    2,394,962   1,260,633    2,764,463    1,307,439   2,709,639
Net change in unrealized appreciation
         (depreciation)                          1,456,243    2,521,564  (4,194,711)   1,712,851      (33,193)  1,607,624
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations                     3,986,681    4,812,008  (3,028,770)   4,429,350    1,485,628   4,338,544
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
         Class A                                        --           --     (97,567)     (16,101)    (202,845)    (33,255)
         Class C                                        --           --     (27,553)          --           --          --
   Realized capital gains
         Class A                                (2,082,184)  (1,429,950) (1,752,813)    (690,064)  (3,732,225)   (638,617)
         Class C                                  (828,095)    (532,042) (1,200,991)    (511,346)    (165,154)    (11,183)
   Distributions in excess of net investment income
         Class A                                        --           --          --      (14,483)          --          --
         Class C                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --      (6,803)          --     (963,481)         --
         Class C                                        --           --      (1,921)          --      (40,719)         --
-----------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (2,910,279)  (1,961,992) (3,087,648)  (1,231,994)  (5,104,424)   (683,055)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions:
   Capital contribution - Class C                       --    3,284,020          --    5,226,105           --     318,185
   Proceeds from shares sold                    21,288,916    1,738,718  13,345,793    1,242,946    9,970,874   1,447,308
   Issued from fund acquisition (Note 6)                --           --          --           --   29,566,203          --
   Reinvestment of dividends
         and distributions                       2,764,493    1,716,110   3,077,066    1,227,418    5,052,287     674,160
   Cost of shares redeemed                     (19,068,264)  (3,216,309)(13,191,204)  (2,251,174) (21,508,503)   (806,675)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                 4,985,145    3,522,539   3,231,655    5,445,295   23,080,861   1,632,978
-----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,061,547    6,372,555  (2,884,763)   8,642,651   19,462,065   5,288,467
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                          14,707,701    8,335,146  15,518,167    6,875,516   32,356,001  27,067,534
-----------------------------------------------------------------------------------------------------------------------------
   End of period                               $20,769,248  $14,707,701 $12,633,404  $15,518,167  $51,818,066 $32,356,001
-----------------------------------------------------------------------------------------------------------------------------
Net Assets consist of:
   Paid-in capital                             $15,887,398  $10,901,854 $13,670,151  $10,442,829  $50,109,923 $27,595,607
   Undistributed (distributions in excess of)
         net investment income                         511           --      (9,395)      35,589           --          --
   Accumulated net realized gain (loss)           (109,765)     270,986    (471,484)   1,400,906     (244,555)  1,433,331
   Net unrealized appreciation
         (depreciation)                          4,991,104    3,534,861    (555,868)   3,638,843    1,952,698   3,327,063
-----------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to
         shares outstanding                    $20,769,248  $14,707,701 $12,633,404  $15,518,167  $51,818,066 $32,356,001
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Class A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                    TOUCHSTONE EMERGING GROWTH FUND
                                                                    ---------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                             ENDED     ENDED     ENDED      ENDED     ENDED
                                                                           12/31/00  12/31/99  12/31/98   12/31/97  12/31/96
Net asset value, beginning of period                                       $ 16.96    $ 13.40    $13.85    $11.55    $11.52
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                 (0.06)     (0.09)    (0.04)    (0.03)     0.01
Net realized and unrealized gain (loss) on investments                        4.16       6.18      0.37      3.71      1.20
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                           4.10       6.09      0.33      3.68      1.21
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                        --         --        --        --     (0.01)
   Realized capital gains                                                    (3.13)     (2.53)    (0.78)    (1.38)    (1.17)
   Return of capital                                                            --         --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                         (3.13)     (2.53)    (0.78)    (1.38)    (1.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 17.93    $ 16.96    $13.40    $13.85    $11.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                             25.92%     45.85%     2.57%    32.20%    10.56%
Ratios and supplemental data:
Net assets at end of period (000s)                                         $15,304    $10,743    $8,335    $4,949    $2,873
Ratios to average net assets:
   Expenses (b)                                                               1.50%      1.50%     1.50%     1.50%     1.50%
   Net investment income (loss)                                              (0.40)%    (0.66)%   (0.41)%   (0.30)%   (0.12)%
Portfolio turnover                                                              98%        97%       78%      101%      117%
-----------------------------------------------------------------------------------------------------------------------------------
(a)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(b)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                              2.37%      3.29%     4.11%     5.94%     6.58%



The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

Financial Highlights continued
--------------------------------------------------------------------------------
Class A - continued
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                 TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                    ---------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                             ENDED     ENDED     ENDED      ENDED     ENDED
                                                                           12/31/00  12/31/99  12/31/98   12/31/97  12/31/96

Net asset value, beginning of period                                        $16.52     $12.89    $11.41    $10.63    $ 9.58
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                 --         --         0.00(c)   0.02      0.05
Net realized and unrealized gain (loss) on investments                       (3.18)      5.06      2.27      1.64      1.06
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                          (3.18)      5.06      2.27      1.66      1.11
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                     (0.18)     (0.06)    (0.05)    (0.02)    (0.06)
   Realized capital gains                                                    (3.08)     (1.37)    (0.74)    (0.86)       --
   Return of capital                                                          0.00(c)      --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                         (3.26)     (1.43)    (0.79)    (0.88)    (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.08     $16.52    $12.89    $11.41    $10.63
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                            (19.16)%    39.50%    19.94%    15.57%    11.61%
Ratios and supplemental data:
Net assets at end of period (000s)                                          $7,654     $9,043    $6,876    $4,761    $3,449
Ratios to average net assets:
   Expenses (b)                                                               1.60%      1.60%     1.60%     1.60%     1.60%
   Net investment income (loss)                                              (0.37)%    (0.08)%   (0.03)%    0.17%     0.42%
Portfolio turnover                                                             128%       155%      138%      151%       86%
-----------------------------------------------------------------------------------------------------------------------------------
(a)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(b)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                              3.27%      4.11%     5.18%     7.07%     6.63%
(c)Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

Financial Highlights continued
--------------------------------------------------------------------------------
Class A - continued
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                 TOUCHSTONE VALUE PLUS FUND
                                                                                          --------------------------------------
                                                                                                FOR THE    FOR THE   FOR THE
                                                                                                 YEAR       YEAR     PERIOD
                                                                                                 ENDED      ENDED   ENDED (A)
                                                                                               12/31/00   12/31/99  12/31/98

Net asset value, beginning of period                                                            $ 11.77   $ 10.41   $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                                       0.06      0.01      0.02
Net realized and unrealized gain (loss) on investments                                             0.12      1.60      0.41
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                0.18      1.61      0.43
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                                          (0.06)    (0.01)    (0.02)
   Realized capital gains                                                                         (0.92)    (0.24)       --
   Return of capital                                                                              (0.23)       --      0.00(f)
--------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                                              (1.21)    (0.25)    (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $ 10.74   $ 11.77   $ 10.41
--------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                                                                   1.91%    15.51%     4.29%(d)
Ratios and supplemental data:
Net assets at end of period (000s)                                                              $49,807   $31,808   $27,068
Ratios to average net assets:
   Expenses (c)                                                                                    1.30%     1.30%     1.30%(e)
   Net investment income (loss)                                                                    0.51%     0.08%     0.25%(e)
Portfolio turnover                                                                                   83%       60%       34%
--------------------------------------------------------------------------------------------------------------------------------
(a)The Fund commenced operations on May 1, 1998.
(b)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(c)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                      1.71%     2.02%     2.25%(e)
(d)      Total return is not annualized.
(e)      Ratios are annualized.
(f)      Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Class C
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE VALUE
                                                       GROWTH FUND              EQUITY FUND               PLUS FUND
                                               ---------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31,DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,DECEMBER 31,
                                                    2000      1999 (A)       2000       1999 (A)       2000      1999 (A)

Net asset value, beginning of period               $16.29       $13.04      $15.92       $12.51       $11.48      $10.26
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        (0.17)       (0.19)      (0.11)       (0.11)       (0.02)      (0.07)
Net realized and unrealized gain
   (loss) on investments                             3.88         5.97       (3.08)        4.89         0.19        1.53
-----------------------------------------------------------------------------------------------------------------------------
         Total from investment operations            3.71         5.78       (3.19)        4.78         0.17        1.46
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
     to shareholders from:
   Net investment income                               --           --       (0.08)          --           --          --
   Realized capital gains                           (3.13)       (2.53)      (3.08)       (1.37)       (0.92)      (0.24)
   Return of capital                                   --           --        0.00(d)        --        (0.23)         --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (3.13)       (2.53)      (3.16)       (1.37)       (1.15)      (0.24)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.87       $16.29      $ 9.57       $15.92       $10.50      $11.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                    24.58%       44.86%     (20.00)%      38.44%        1.87%      14.24%
Ratios and supplemental data:
Net assets at end of period (000s)                 $5,466       $3,964      $4,979       $6,475       $2,011      $  548
Ratios to average net assets:
   Expenses (c)                                      2.25%        2.25%       2.35%        2.35%        2.05%       2.05%
   Net investment income (loss)                     (1.15)%      (1.41)%     (1.13)%      (0.81)%      (0.21)%     (0.65)%
Portfolio turnover                                     98%          97%        128%         155%          83%         60%
-----------------------------------------------------------------------------------------------------------------------------
(a)  The class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge.
     Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                     3.12%        4.03%        4.02%       4.86%        2.46%       2.76%
(d)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000

1. Organization and Significant Accounting Policies
Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund") and Touchstone Value Plus Fund ("Value Plus Fund") are each a separate series of Touchstone Strategic Trust ("Strategic Trust"), formerly Countrywide Strategic Trust, a group of 8 equity mutual funds. The Strategic Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust under Declarations of Trust dated December 7, 1980. The Emerging Growth Fund, International Equity Fund and Value Plus Fund (each a "Fund" and collectively, the "Funds") each have distinct investment objectives and policies.

Prior to May 1, 2000, the Funds were part of the Touchstone Series Trust ("Series Trust"), a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Emerging Growth Fund, International Equity Fund and Value Plus Fund were merged into separate series of the Strategic Trust.

Each Fund is divided into two classes of shares: Class A shares ("Class A shares") and Class C shares ("Class C shares"). Each class of shares charges a different sales charge and distribution or service fees. The amount of the sales charges and other fees that the investor will pay will depend on which class of shares that the investor owns.

As of December 31, 2000, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 23.46%, 55.42%, 33.13% of the outstanding Class A shares and 58.28%, 79.34%, 26.20%, of the outstanding Class C shares of the Emerging Growth Fund, International Equity Fund and Value Plus Fund, respectively.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures established by the trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

Notes to Financial Statements continued
--------------------------------------------------------------------------------

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Emerging Growth Fund, International Equity Fund and Value Plus Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Value Plus Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Emerging Growth Fund and International Equity Fund is declared as dividends and paid annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 2000, of which 100% represents gains to be taxed at a 20% rate:

                                                               Capital Gains
                                                                 Dividend

              Emerging Growth Fund                             $3,932,346
              International Equity Fund                         1,540,203
              Value Plus Fund                                   3,314,839

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 2000, no Fund held open forward foreign currency or spot contracts.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the trustees of the Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.

2. Risks Associated with Foreign Investments
Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3. Transactions with Affiliates
INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"). Under the terms of the investment advisory agreements, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the twelve months ended December 31, 2000, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.

           Emerging  International   Value
            Growth      Equity       Plus
             Fund        Fund        Fund
Rate         0.80%       0.95%       0.75%
--------------------------------------------------------------------------------

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 2000, the following sub-advisory agreements were in place:


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Emerging Growth Fund
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
International Equity Fund
Credit Suisse Asset Management LLC             0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
Value Plus Fund
Fort Washington Investment Advisors, Inc.      0.45%


DISTRIBUTION AND SERVICE PLAN. Under the Distribution and Service Plans of the Trust, in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 1.00% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C shares of the Fund. Under the Service Plan, Class A shares and Class C shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A shares and Class C shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into Sponsor Agreements with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 2000. The Advisor also agreed to continue to waive all fees, as described in Note 5, until December 31, 2001 as needed to maintain each Fund's expenses at a set level. The Sponsor Agreements may be terminated by the Sponsor, the Board of Trustees or the vote of a majority of the outstanding voting securities of each fund on not less than 30 days prior written notice.

TRUSTEES. Each trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Strategic Trust, and other Trusts in the Touchstone Family of Funds. For the twelve months ended December 31, 2000, the Funds included in this report from the Trust incurred $10,400 in trustee fees which was prorated to each Fund.


                           TOUCHSTONE FAMILY OF FUNDS
                                       27
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  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

4. Purchases and Sales of Investment Securities
Investment transactions (excluding purchases and sales of U.S. government agency obligations and short-term investments) for the twelve months ended December 31, 2000 were as follows:

                                                         Proceeds from Sales
                            Cost of Purchases              and Maturities
Emerging Growth Fund            $15,881,885                  $15,150,444
International Equity Fund        17,658,840                   17,800,183
Value Plus Fund                  33,447,836                   48,931,508

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 2000, no Fund held restricted securities.

5. Expense Reimbursements
The Sponsor has agreed to waive fees and reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below. The resulting aggregate amount of reimbursement to each Fund for the twelve months ended December 31, 2000 is shown below.

                                       Emerging International  Value
                                        Growth     Equity      Plus
                                         Fund       Fund       Fund

Expense Limit - Class A                  1.50%      1.60%      1.30%
Expense Limit - Class C                  2.25%      2.35%      2.05%
Aggregate Amount of
Reimbursement and Waiver to Fund       $147,682   $237,196   $178,939
--------------------------------------------------------------------------------

6. Fund Mergers and Terminations
On February 15, 2000, the Board of Trustees of the Series Trust approved an Agreement and Plan of Reorganization ("CST Agreement") between the Series Trust and the Strategic Trust. Pursuant to the CST Agreement, Emerging Growth Fund ("Old Emerging Growth Fund") and International Equity Fund ("Old International Equity Fund") of Series Trust were merged into separate series of the Strategic Trust. In addition, Value Plus Fund ("Old Value Plus Fund") and Touchstone Growth & Income Fund ("Growth & Income Fund") of Series Trust merged into the Touchstone Value Plus Fund ("New Value Plus Fund") of the Strategic Trust.

The mergers described above were approved by shareholders of each Fund at special meetings of shareholders held on April 19, 2000.

Pursuant to the CST Agreement described above, on May 1, 2000, New Value Plus Fund acquired all of the assets and assumed liabilities of Old Value Plus Fund and Growth & Income Fund, in an exchange for Class A shares and Class C shares of New Value Plus Fund.

Pursuant to the CSTAgreement described above, on May 1, 2000, International Equity Fund acquired all of the assets and assumed liabilities of Old International Equity Fund, in an exchange for Class A shares and Class C shares.


                           TOUCHSTONE FAMILY OF FUNDS
                                       28
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  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Pursuant to the CSTAgreement described above, on May 1, 2000, Emerging Growth Fund acquired all of the assets and assumed liabilities of Old Emerging Growth Fund, in an exchange for Class A shares and Class C shares.

The above acquisitions were accomplished by a tax-free exchange of shares of each respective fund. The value of assets acquired, number of shares issued, unrealized gain or loss acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:


                                          Value of        Number of      Unrealized      Net Assets
Acquiring Fund       Acquired Fund       Net Assets        Shares          Gain or          After
of Strategic Trust  of Series Trust       Acquired         Issued          (Loss)        Acquisition
--------------      ---------------     ------------    -------------   -------------   -------------
 Emerging            Old Emerging
 Growth Fund          Growth Fund      $21,922,346       1,233,880       $2,831,406    $21,922,346

                         Old
 International       International
 Equity Fund          Equity Fund       14,619,896         960,029        1,083,108     14,619,896

 New Value            Old Value
 Plus Fund             Plus Fund        34,415,946       2,962,931        1,629,658     63,982,156

 New Value             Growth &
 Plus Fund            Income Fund      $29,566,203       2,548,492     $(1,341,172)    $63,982,156



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                                       29
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  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

8. Capital Share Transactions

Transactions in capital stock were as follows for the following periods and classes of each Fund:


Touchstone Emerging Growth Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              829,329      $ 15,411,243     97,013      $  1,411,794
   Reinvestment of dividends
     and distributions                      118,281         1,942,134     71,583         1,184,076
--------------------------------------------------------------------------------------------------------------
                                            947,610        17,353,377    168,596         2,595,870
   Shares redeemed                         (727,871)      (13,666,177)  (157,019)       (2,291,937)
--------------------------------------------------------------------------------------------------------------
   Net increase                             219,739       $ 3,687,200     11,577       $   303,933
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                              324,547       $ 5,877,673     23,001        $  326,924
   Reinvestment of dividends
     and distributions                       53,276           822,359     33,503           532,034
--------------------------------------------------------------------------------------------------------------
                                            377,823         6,700,032     56,504           858,958
   Shares redeemed                         (297,286)       (5,402,087)   (64,997)         (924,372)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   80,537       $ 1,297,945     (8,493)        $ (65,414)
--------------------------------------------------------------------------------------------------------------

Touchstone International Equity Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              546,220     $   8,319,693     70,684        $  940,653
   Reinvestment of dividends
     and distributions                      183,564         1,846,763     44,305           716,077
--------------------------------------------------------------------------------------------------------------
                                            729,784        10,166,456    114,989         1,656,730
   Shares redeemed                         (517,611)       (7,927,071)  (100,888)       (1,381,046)
--------------------------------------------------------------------------------------------------------------
   Net increase                             212,173       $ 2,239,385     14,101        $  275,684
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                              330,895     $   5,026,100     23,528       $   302,293
   Reinvestment of dividends
     and distributions                      128,829         1,230,303     32,842           511,341
--------------------------------------------------------------------------------------------------------------
                                            459,724         6,256,403     56,370           813,634
   Shares redeemed                         (346,095)       (5,264,133)   (67,408)         (870,128)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  113,629        $  992,270    (11,038)    $     (56,494)
--------------------------------------------------------------------------------------------------------------

Touchstone Value Plus Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              857,938     $   9,711,167     88,299        $  988,307
   Issued from Fund acquisition           2,390,857        27,781,765         --                --
   Reinvestment of dividends
     and distributions                      458,243         4,853,721     56,984           663,608
--------------------------------------------------------------------------------------------------------------
                                          3,707,038      $ 42,346,653    145,283         1,651,915
   Shares redeemed                       (1,772,374)      (20,873,306)   (43,587)         (508,020)
--------------------------------------------------------------------------------------------------------------
   Net increase                           1,934,664     $  21,473,347    101,696      $  1,143,895
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,370           259,707     43,709        $  459,000
   Issued from Fund acquisition             157,635         1,784,438         --                --
   Reinvestment of dividends
     and distributions                       19,144           198,566        928            10,553
--------------------------------------------------------------------------------------------------------------
                                            200,149         2,242,711     44,637           469,553
   Shares redeemed                          (56,469)         (635,197)   (27,892)         (298,655)
--------------------------------------------------------------------------------------------------------------
   Net increase                             143,680     $   1,607,514     16,745       $   170,898
--------------------------------------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

9. Federal Tax Information (unaudited)
From November 1, 2000 to December 31, 2000, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2001:

                                                                  Amount

              Emerging Growth Fund                               $ 78,177
              International Equity Fund                           354,816

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2000 qualified for the dividends received deduction, as follows:

                                                                  Amount

              Emerging Growth Fund                                  4.98%
              Value Plus Fund                                     100.00%

The International Equity Fund paid foreign taxes of $13,587 or $0.01 per share, and the Fund recognized $13,587 or $0.01 per share of foreign source income during the year ended December 31, 2000.

As of December 31, 2000, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:


                                            Undistributed     Accumulated Net
                                           Net Investment     Realized Gains
                                               Income         on Investments

        Emerging Growth Fund                   $103,178        $ (103,577)
        International Equity Fund               183,552          (179,219)
        Value Plus Fund                          (8,537)        1,916,254


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                                       31
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  TOUCHSTONE STRATEGIC TRUST


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board ofTrustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Growth Fund, International Equity Fund and Value Plus Fund of the Touchstone Strategic Trust (the Funds) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Growth Fund, International Equity Fund and Value Plus Fund of the Touchstone Strategic Trust at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 9, 2001


                           TOUCHSTONE FAMILY OF FUNDS

[Touchstone icon -- inside back cover]

Touchstone Family of Funds

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202
800.638.8194
www.touchstonefunds.com


Investment AdvisOr
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202


Transfer agent
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354


shareholder service
800.543.0407


                                    PRESORTED
                                   STANDARD A
                                U.S. POSTAGE PAID
                               SOUTH SUBURBAN, IL
                                  PERMIT #3602

                            Return Service Requested



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                                                               FORM TSF-226-0101